SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  January 18, 1996



                           NOUVEAU INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      33-00139-A                    23-2832617
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(State or other jurisdiction           (Commission                 (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                  212 Phillips Road, Exton, Pennsylvania              19341
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               (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (610) 524-8393



Health Management, Inc., 525 Washington Boulevard, Jersey City, New Jersey 07310
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         (Former name or former address, if changed since last report.)



                         The Exhibit Index is on Page 4







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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


         On January 29, 1996, the Registrant dismissed Laurence Mullins, C.P.A., (the "Former Accountants") as its certifying accountants and retained Richard A. Eisner & Company, LLP as its certifying accountants. By resolution dated as of January 29, 1996, the Registrant's Board of Directors approved the change in auditors.

         In connection with the report of the Former Accountants issued with respect to the audit of the Registrant's fiscal years ended December 31, 1993 and December 31, 1994, which is the most recent fiscal year for which an audit was performed, and for the period from December 31, 1994 to January 29, 1996, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused them to make reference to the subject matter of the disagreement in their report.

         The report of the Former Accountants with respect to the Registrant's financial statements for the fiscal year ended December 31, 1993 did not contain an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope or accounting principles.

         The report of the Former Accountants with respect to the Registrant's financial statements for the fiscal year ended December 31, 1994 contained an explanatory paragraph describing an uncertainty affecting the Registrant. The uncertainty related to the ability of the Registrant to continue as a going concern as the Registrant had virtually no operations or liquid assets.

         A letter from the Former Accountants addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K stating that they agree with the Registrant's response to Item 4 of the Registrant's Current Report on Form 8-K, dated January 18, 1996, as amended by the Registrant's Current Report on Form 8-K/A1, dated January 18, 1996, and by this Report on Form 8-K/A2, is filed as an Exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired

                           Audited balance sheets of NII and subsidiaries as at December 31, 1995 and December 31, 1994 and related statements of operations and cash flow for the years then ended.

                  (b)      Pro Forma Financial Information

                           Pro Forma Consolidated Balance Sheet giving effect to
                           (i) the acquisition of NII by the Registrant; (ii) the issuance in a private placement of preferred stock with warrants to purchase 112,560 shares of common stock for an aggregate of $3,500,000 and (iii) repayment of debt and acquisition of patent technology from proceeds of a private placement.

                  (c)      Exhibits

A letter from Laurence E. Mullins, C.P.A addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-K.




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                                   SIGNATURES


                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                            NOUVEAU INTERNATIONAL, INC.

                                            BY:        /S/ GARY W. BLACK, SR.
                                                  ------------------------------
                                                  NAME:  GARY W. BLACK, SR.
                                                  TITLE: CHIEF EXECUTIVE OFFICER



DATE:   April 2, 1996






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                                  EXHIBIT INDEX

10.6 Audited balance sheets of NII and subsidiaries as at December 31, 1995 and December 31, 1994 and related statements of operations and cash flows for the years then ended.

10.7 Pro Forma Consolidated balance sheet giving effect to (i) the acquisition of NII by the registrant, (ii) the issuance in a private placement of preferred stock with warrants to purchase 112, 560 shares of common stock for an aggregate of $3,500,000 and (iii) repayment of debt and acquisition of patent technology from proceeds of a private placement.

10.8              Letter from Laurence E. Mullins, C.P.A., in accordance with
                  Item 304(a)(3) of Regulation S-K